UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 12, 2022

CME GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive	Chicago	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	CME	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As disclosed in CME Group Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on February 17, 2022, Kevin Kometer, who previously served as our Chief Information Officer, plans to retire from the Company.

In connection with Mr. Kometer’s retirement, the Company and Mr. Kometer entered into a Retirement Agreement, effective as of April 12, 2022 (the “Retirement Agreement”).

Under the terms of the Retirement Agreement, Mr. Kometer will retire from the Company no later than June 1, 2022 (the “Retirement Date”). Under the Retirement Agreement, Mr. Kometer will receive his base salary through the Retirement Date, payment of accrued and unused vacation and a cash retirement payment of $500,000. Additionally, upon the Retirement Date, all of Mr. Kometer’s outstanding time-vesting restricted stock grants will become vested and he will continue to be eligible to vest in 25% of each of his outstanding unvested performance share awards based on actual performance. During the twelve-month period following the Retirement Date, the Company will provide paid healthcare coverage. The retirement payment, continued healthcare and the vesting of Mr. Kometer’s equity awards, both time- and performance- vesting, are subject to Mr. Kometer’s execution of a release of claims in favor of the Company.

The foregoing is a summary of the key terms of the Retirement Agreement, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference as though it was fully set forth herein. The description is only a summary of the terms and conditions and is qualified in its entirety by the complete text of the agreement itself.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Retirement Agreement, effective as of April 12, 2022, between Chicago Mercantile Exchange Inc. and Kevin Kometer.

104	The cover page from CME Group Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: April 14, 2022	By:	/s/ Terrence A. Duffy
	Name:	Terrence A. Duffy
	Title:	Chairman and Chief Executive Officer and Duly Authorized Officer